UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MARCH 2, 2005

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                                DST SYSTEMS, INC.
             (Exact Name of registrant as specified in its charter)

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                                    DELAWARE
                 (State or other jurisdiction of incorporation)

         1-14036                                           43-1581814
(Commission File Number)                       (IRS Employer Identification No.)

333 WEST 11TH STREET, KANSAS CITY, MISSOURI                              64105
(Address of principal executive offices)                              (Zip Code)

                                 (816) 435-1000
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

AMENDMENT OF STOCK OPTION AND PERFORMANCE AWARD PLAN

     On March 2, 2005, the Board of Directors (the "Board") of DST Systems, Inc. ("DST" or the "Company") approved an amendment and restatement of DST's 1995 Stock Option and Performance Award Plan (the "1995 Plan") to update the definition of "Change in Control" for awards with grant dates on or after November 10, 2004. The 1995 Stock Option and Performance Award Plan, Amended and Restated as of 3/2/05 (the "Amended 1995 Plan") amends the Change in Control definition with respect to such awards to provide that a Change in Control will occur (i) if Incumbent Directors (as defined in Amended 1995 Plan) cease for any reason to constitute at least seventy-five percent (75%) of the directors of the Company then serving, (ii) if any person becomes the beneficial owner of 20% or more of DST's outstanding voting securities, with certain exceptions, (iii) in the event of certain Reorganization Transactions (as defined in the Amended 1995
Plan), or (iv) in the event the Company's stockholders approve a plan of complete liquidation of the Company, other than in connection with a Reorganization Transaction.

     The above description of the amended provisions in the Amended 1995 Plan is qualified in its entirety by reference to the terms of the Amended 1995 Plan attached hereto as Exhibit 10.1.

AMENDMENT OF EXECUTIVE INCENTIVE PLAN

     In connection with the amendment to the 1995 Plan, on March 2, 2005, the Compensation Committee of the DST Board (the "Compensation Committee") approved an amendment and restatement of DST's Executive Incentive Plan, which plan was adopted pursuant to, and as an implementation of, the 1995 Plan. The Executive Incentive Plan (Amended and Restated as of March 2, 2005) (the "Amended Executive Plan") includes amended change in control provisions and amended provisions to allow Deferred Cash as an additional type of incentive compensation that could be awarded. The change in control provisions have been amended to (i) in effect, use the definition of "Change in Control" in the Amended 1995 Plan (as set forth in that plan for grants on or after November 10, 2004) for grants under the Amended Executive Plan of Restricted Stock, Options and Deferred Cash (each defined in the Amended Executive Plan) on or after March 2, 2005, and (ii) to include a provision regarding the effect of a Change in Control on Deferred Cash grants.

     The above description of the amended provisions in the Amended Executive Plan is qualified in its entirety by reference to the terms of the Amended Executive Plan attached hereto as Exhibit 10.2.

AMENDMENT TO RESTRICTED SHARE AWARD AGREEMENT

     In connection with the amendment to the change in control provisions in the 1995 Plan, on March 2, 2005, the Compensation Committee approved a First Amendment to Restricted Shares Award Agreement (the "Amendment") with respect to certain officers, including Thomas A. McDonnell, the President and Chief Executive Officer, and certain of the other four most highly compensated officers in 2004, including Thomas A. McCullough, Executive Vice President and Chief Operating Officer, Steven J. Towle, President and Chief Executive Officer of DST Output, LLC, and J. Michael Winn, Group Chief Executive of DST International Group Services Limited. The Amendment amends the provisions regarding the lapsing of restrictions in the event of a change in control with respect to the shares of restricted stock granted to such officers on November 10, 2004. The Compensation Committee's grant of such restricted shares was reported on the Company's Form 8-K filed on October 29, 2004, and the form of Restricted Share Award Agreement was filed as an exhibit to that Form 8-K.

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The First  Amendment  to  Restricted  Shares  Award  Agreement  provides for the restrictions on the restricted shares to lapse pro rata upon a change in control of DST, followed by full lapsing on the earlier of (a) January 31, 2010, or (b) the date within three years after the change in control date that the officer is terminated without cause or resigns for good reason.

     The above description of the Amendment is qualified in its entirety by reference to the terms of the Amendment attached hereto as Exhibit 10.3.

AMENDMENT TO RIGHTS AGREEMENT

     On March 2, 2005, the DST Board approved an amendment to the Rights Agreement dated as of October 6, 1995, as amended, to delete the exclusion of Janus Capital Group Inc. from the definition of an "Acquiring Person" in such agreement. DST entered into the Fourth Amendment to Rights Agreement, dated as of March 2, 2005, with EquiServe Trust Company, N.A., the Rights Agent, which amends the definition of "Acquiring Person" to delete such exclusion.

     The above description of the Amendment is qualified in its entirety by reference to the terms of the Amendment attached hereto as Exhibit 10.4.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(C). EXHIBITS.

EXHIBIT
NUMBER              DESCRIPTION
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10.1                1995 Stock Option and  Performance  Award Plan,  Amended and
                    Restated as of 3/2/05

10.2                Executive  Incentive  Plan (Amended and Restated as of March
                    2, 2005)

10.3                Form of First Amendment to Restricted Shares Award Agreement

10.4                Fourth Amendment to Rights Agreement


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 4th day of March, 2005.


                                     DST SYSTEMS, INC.


                                     By:  /s/ Randall D. Young
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                                     Name:  Randall D. Young
                                     Title:  Vice President and General Counsel